Goodwill	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about intangible assets [abstract]
Goodwill
Goodwill

	As of December 31, 2019	As of December 31, 2018
	£'000s	£'000s
Goodwill at January 1 and December 31	441	441

Goodwill represents the excess of the purchase price over the fair value of the net assets acquired in connection with the acquisition of Rhinopharma in September 2006. Goodwill is not amortized, but is tested annually for impairment.
The Company has one CGU so goodwill is tested for impairment together with its intangible assets. It was tested with reference to the Company's market capitalization as of December 31, 2019, the date of testing of IP R&D and goodwill impairment. The market capitalization of the Company was approximately £65.3 million as of December 31, 2019, (2018: 92.2 million) compared to the Company's net assets of £33.9 million (2018: £63.4 million). Therefore, no impairment was required.
The Company notes that after the reduction in its share price since December 31, 2018, and before the increase by December 31, 2019, at various points in the three months to March 31, 2019, the market value of the Company was less than its net book value. The Company therefore carried out an impairment review as at March 31, 2019. From market research the Company assessed, among other inputs, potential patient numbers from likely physician prescribing patterns, price points, the time from possible launch to peak sales, script rejection, attrition rates and probability of success. The Company also carried out a sensitivity analysis on key assumptions and assessed that a reasonable change in these assumptions would not lead to the value in use falling below net book value. Consequently, management determined that the Company's value in use exceeded the carrying value of the Company's assets and that no impairment was required.

At various other points in the year ended December 31, 2019, the market value of the Company was less than its net book value. Consequently, management re-performed the impairment review quarterly, and identified no changes to market conditions, the competitive landscape, market research insights or other factors that would change its conclusions. As a result, management determined that the Company's value in use exceeded the carrying value of the Company's assets and that no impairment was required at those dates.